[LOGO  OF  HAZLETT,  LEWIS  &  BIETER,  PLLC]




                        CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Annual Report (Form 10-K) for the year ended May 31 2003, of our report dated July 9, 2003, with respect to the financial statements of American Consumers, Inc.



                              /s/  HAZLETT,  LEWIS  &  BIETER,  PLLC


Chattanooga,  Tennessee
August  28,  2003


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